UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – February 8, 2007

TRIAD HOSPITALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-14695	75-2816101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Tennyson Parkway Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(214) 473-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Annual Incentive Plans

Fiscal 2006. On February 8, 2007, following an assessment of the financial performance of Triad Hospitals, Inc. (the “Company”) against its earnings per share target for 2006, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) determined that fiscal 2006 annual cash bonus awards should not be paid to the Company’s chief executive officer (“CEO”), chief financial officer (“CFO”) and each of the Company’s other named executive officers under the Triad Hospitals, Inc. 2006 Annual Incentive Plan (the “2006 Plan”). The 2006 Plan was previously filed as Exhibit 10.2 to the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2006.

Fiscal 2007. At its first quarterly meeting for 2007 and in accordance with its regular practice at such meeting, the Compensation Committee adopted the Triad Hospitals, Inc. 2007 Annual Incentive Plan (the “2007 Plan”) on February 8, 2007, to encourage superior performance and to assist the Company in attracting, retaining and motivating key personnel. The 2007 Plan provides for objective, performance-based annual cash bonus awards for eligible employees, including the Company’s CEO, CFO and each of the Company’s other named executive officers, subject to a maximum limit. The Compensation Committee, which administers the 2007 Plan, will determine the employees eligible to participate in the 2007 Plan.

Amounts payable under the 2007 Plan will be based on the Company’s achievement of specific performance criteria. Bonus awards under the 2007 Plan will be paid to plan participants if the Company achieves at least 98% of a specified earnings per share (“EPS”) target for fiscal 2007, which target has been set by the Compensation Committee. Bonus awards for corporate participants will consist of a base bonus, calculated using a predetermined percentage of a participant’s salary (up to a maximum of 75%), and a supplemental bonus, calculated using the amount by which the Company’s actual EPS exceed the target EPS. Bonus awards for division participants will consist of a base bonus, calculated using a predetermined percentage of base salary (up to a maximum of 40%), and a supplemental bonus. The supplemental bonus for division participants will be calculated using either (i) the amount by which the division’s actual earnings before interest, taxes, depreciation and amortization (“EBITDA”) exceed a specified EBITDA target, which amount is subject to decrease if the division does not meet additional specified EBITDA, margin and cash accounts receivable targets; or, if greater (ii) the supplemental bonus calculation used for corporate participants. Bonus awards for both corporate and division participants are subject to decrease if specified Company-wide quality and patient financial services performance goals are not met. The use of these goals has been approved by the Compensation Committee. The maximum amount payable to any corporate or division participant under the 2007 Plan, after taking into account both the base and supplemental bonus calculations, is 150% of the participant’s base bonus amount, which will be paid if the Company’s actual EPS for fiscal 2007 meet or exceed 107.5% of its target EPS.

Awards under the 2007 Plan will be payable as soon as practical following the end of fiscal year 2007. In the event a participant’s employment with the Company is terminated prior to the payment of an award under the 2007 Plan by any reason other than retirement, total and permanent disability or death, the participant will forfeit any right to receive an award. The Compensation Committee will have the final authority with respect to all awards made under the 2007 Plan and may consider recommendations to adjust performance criteria retroactively so as to avoid unwarranted penalties or unearned windfalls.

Corporate and division participation in the 2007 Plan by the Company’s CEO, CFO and other named executive officers is as follows:

Corporate Participants	Division Participants
W. Stephen Love Senior Vice President and Chief Financial Officer	William L. Anderson Division President
Daniel J. Moen Executive Vice President of Development	Nicholas J. Marzocco Division President
Michael J. Parsons Executive Vice President and Chief Operating Officer
James D. Shelton Chairman, President and Chief Executive Officer

Long-Term Incentive Plan

At its first quarterly meeting for 2007 and in accordance with its regular practice at such meeting, on February 8, 2007, the Compensation Committee approved the following grants of restricted shares of the Company’s common stock, par value $.01 per share, to the Company’s CFO and each of the Company’s named executive officers other than the CEO under the Triad Hospitals, Inc. Amended and Restated Long-Term Incentive Plan (the “LTIP Plan”). A copy of the LTIP Plan was previously filed as Exhibit A to the Company’s definitive proxy statement on Schedule 14A in connection with its annual meeting of stockholders held on May 24, 2005. The form of Restricted Stock Award Agreement that will be used to document the restricted share grants described herein was previously filed as Exhibit 10.3 to the Company’s current report on Form 8-K dated May 24, 2005. Reference is made to the LTIP Plan and the form of Restricted Stock Award Agreement for a description of the terms and conditions of the restricted share award grants described herein.

Officer	Number of Restricted Shares
William L. Anderson	12,000
W. Stephen Love	16,000
Nicholas J. Marzocco	12,000
Daniel J. Moen	25,000
Michael J. Parsons	25,000

The Compensation Committee has deferred any determination regarding a long-term incentive award for the Company’s CEO pending his individual performance evaluation.

Increases to Annual Base Salary Levels

At its first quarterly meeting for 2007 and in accordance with its regular practice at such meeting, on February 8, 2007, the Compensation Committee approved increases to the annual base salary levels of the Company’s CFO and each of the Company’s named executive officers other than the CEO. The annual base salary levels of such officers have been set as follows, effective February 25, 2007:

Officer	Annual Base Salary
William L. Anderson	$365,222
W. Stephen Love	$432,600
Nicholas J. Marzocco	$406,883
Daniel J. Moen	$512,552
Michael J. Parsons	$551,764

Such amounts reflect an increase of approximately three percent over annual base salaries paid to these individuals in 2006. The Compensation Committee has deferred any determination regarding the annual base salary level of the Company’s CEO pending his individual performance evaluation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIAD HOSPITALS, INC.

By:	/s/ REBECCA HURLEY
Rebecca Hurley
Senior Vice President and General Counsel

Date: February 14, 2007